Exhibit 10.5

确认函

Confirmation Letter

本人，徐之伟，中国公民， 公民身份号码为3205201，系拥有上海聚好信息技术有限公司（“乙方”）95.0705%出资（“本人股权”）的股东。本人曾于2019年11月 1日 签署授权委托书（“授权委托书”）不可撤销地授予香港聚好科技有限公司或其指定的子公司（“甲方”） 就本人股权行使有关股东权利。2020年10月10日甲方同意乙方引入新股东，本人股权从98%稀释为95.0705%。本人确认授权委托书始终有效且具有约束力。

I, Xu Shunjun, a Chinese citizen with Citizen ID number 3205201, is a holder of 95.0705% of the entire registered capital and equity ownership in Shanghai Juhao Information Technology Co.,Ltd. (“Party B”) (“My Shareholding”). The Power of Attorney signed by me on 1 November 2019 (“Power of Attorney”) irrevocably authorized Jowell Technology Limited, a Hongkong company or its designated subsidiary (“Party A”) to exercise the shareholder’s rights in relation to My Shareholding. The introduction of a new shareholder of Party B on October 10,2020, which has been approved by Party A, diluted My Shareholding from 98% to 95.0705%. I hereby confirm that the Power of Attorney is enforceable and binding.

本确认函以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Confirmation Letter is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

签署：
By:	/s/ Xu Zhiwei
徐之伟 Xu Zhiwei
2020年10月10日